SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant             [X]
Filed by a Party other than the Registrant
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2)
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12

                             THE RODNEY SQUARE FUND
                        THE RODNEY SQUARE TAX-EXEMPT FUND
                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                (Name of Registrant as Specified in its Charter)

                             THE RODNEY SQUARE FUND
                        THE RODNEY SQUARE TAX-EXEMPT FUND
                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:


         2) Aggregate number of securities to which transaction applies:


         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


         4) Proposed maximum aggregate value of transaction:


         5) Total fee paid:


[ ]  Fee paid previously with preliminary materials.

[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No. :

         3)       Filing Party:

         4)       Date Filed:


                             THE RODNEY SQUARE FUND
                        THE RODNEY SQUARE TAX-EXEMPT FUND
                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890
                           ---------------------------

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                                  TO BE HELD ON
                                OCTOBER 22, 1999
                           --------------------------

To the Shareholders:

                  Special meetings of the shareholders (the "Meetings") of U.S. Government Portfolio, Money Market Portfolio, Rodney Square Tax-Exempt Fund, Intermediate Bond Portfolio, Municipal Bond Portfolio, Large Cap Growth Equity Portfolio, Large Cap Value Equity Portfolio, Small Cap Equity Portfolio and International Equity Portfolio (each an "RS Portfolio" and collectively, the "RS Portfolios"), will be held on October 22, 1999 at [10 a.m.] eastern time at [the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001] for the following purposes:

1. FOR EACH RS PORTFOLIO: To approve an Agreement and Plan of Reorganization (the "Plan") for each RS Portfolio providing for the transfer of the Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio") in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to the RS Portfolio shareholders and the dissolution of the RS Portfolio, as described in the accompanying Proxy Statement.

         BY APPROVING THE PLAN FOR YOUR RS PORTFOLIO, YOU WOULD BE AUTHORIZING FUNDAMENTAL INVESTMENT POLICIES PERMITTING YOUR REORGANIZED FUND TO INVEST ALL OF ITS ASSETS IN A CORRESPONDING MASTER SERIES OF WT INVESTMENT TRUST I (THE "MASTER SERIES") WITH THE SAME INVESTMENT OBJECTIVE, AND SIMILAR PRINCIPAL INVESTMENT STRATEGIES AND INVESTMENT RISKS, AS YOUR CURRENT RS PORTFOLIO.

2. FOR LARGE CAP GROWTH EQUITY PORTFOLIO AND LARGE CAP VALUE EQUITY PORTFOLIO ONLY - To approve investment advisory agreements with new investment advisers; and

3. To transact such other business as may properly come before the Meetings.


Shareholders of record at the close of business on August 24, 1999 are entitled to vote at the Meetings or any adjournment thereof.

                                               By Order of the Board of Trustees


                                               Gary M. Gardner, Secretary

September _, 1999
Wilmington, Delaware


--------------------------------------------------------------------------------
                                    IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETINGS, PLEASE MARK YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT AND PROMPTLY DATE, SIGN AND RETURN
   IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN HELPING THE RS PORTFOLIOS BY MAILING YOUR
   PROXY BALLOT PROMPTLY. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.
--------------------------------------------------------------------------------

                             THE RODNEY SQUARE FUND
                        THE RODNEY SQUARE TAX-EXEMPT FUND
                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                     THE RODNEY SQUARE STRATEGIC EQUITY FUND

                               RODNEY SQUARE NORTH
                            1100 NORTH MARKET STREET
                           WILMINGTON, DELAWARE 19890
                                1 (800) 336-9970
                           --------------------------

                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETINGS OF SHAREHOLDERS OF

                            U.S. GOVERNMENT PORTFOLIO
                             MONEY MARKET PORTFOLIO
                          RODNEY SQUARE TAX-EXEMPT FUND
                           INTERMEDIATE BOND PORTFOLIO
                            MUNICIPAL BOND PORTFOLIO
                        LARGE CAP GROWTH EQUITY PORTFOLIO
                        LARGE CAP VALUE EQUITY PORTFOLIO
                           SMALL CAP EQUITY PORTFOLIO
                         INTERNATIONAL EQUITY PORTFOLIO

                                  TO BE HELD ON
                                OCTOBER 22, 1999
                           --------------------------


                                  INTRODUCTION

                  This Proxy Statement is furnished to the shareholders of U.S. Government Portfolio, Money Market Portfolio, Rodney Square Tax-Exempt Fund, Intermediate Bond Portfolio, Municipal Bond Portfolio, Large Cap Growth Equity Portfolio, Large Cap Value Equity Portfolio, Small Cap Equity Portfolio and International Equity Portfolio (each an "RS Portfolio" and, collectively, the "RS Portfolios") in connection with the solicitation of proxies by, and on behalf of, the Boards of Trustees of The Rodney Square Fund, The Rodney Square Tax-Exempt Fund, The Rodney Square Strategic Fixed-Income Fund and The Rodney Square Strategic Equity Fund (each an "RS Fund" and, collectively, the "RS Funds") for use at the Special Meetings of Shareholders of the RS Portfolios (the "Meetings") to be held on October 22, 1999 at [10 a.m.] eastern time at [the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001] and at any adjournment thereof.
                  The Trustees have called the Meetings to ask shareholders to consider and vote on proposals for the reorganization of the RS Portfolios (the "Reorganization") and approval of new investment advisers for Large Cap Growth Equity Portfolio and Large Cap Value Equity Portfolio, as described in this Proxy Statement. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy ballot on or about September _, 1999. Supplementary solicitations may be made by officers of the RS Funds or agents appointed by the RS Funds utilizing other means, including telephone, facsimile, other electronic means or personal interview. The costs of the Reorganization will be expenses of the RS Funds. However, because WTC has agreed to limit each Fund's total annual operating expenses, it is anticipated that WTC will ultimately bear the costs of the Reorganization.

                                     VOTING

                  The individuals named as proxies on the enclosed proxy ballot corresponding to your particular RS Portfolio will vote in accordance with your direction as indicated thereon if your proxy ballot is (a) properly executed by you or your duly appointed agent or attorney-in-fact, (b) not revoked and (c) received by your RS Portfolio prior to the Meetings. If you sign, date and return the proxy ballot, but give no voting instructions, the duly appointed individuals named as proxies will vote your shares FOR the proposals specified on the proxy ballot. If you execute and return your proxy ballot, you may nevertheless revoke your proxy at any time prior to its use by (a) your written notification received by your RS Portfolio, (b) your execution of a later-dated proxy ballot or (c) your attending the Meetings and voting in person.

                  The presence at the Meetings, in person or by proxy, of the holders of at least a majority of an RS Portfolio's outstanding shares as of the Record Date will be required to constitute a quorum for the purpose of transacting that RS Portfolio's business at the Meetings. In the event that a quorum is not represented at the Meetings or at any adjournment thereof, or, even if a quorum is represented, in the event that sufficient votes in favor of the proposal set forth below are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meetings and further solicitation of proxies may be made without the necessity of further notice. The individuals named as proxies will vote in favor of adjournment if the proxy ballots submitted contain instructions to vote in favor of the proposals to be considered at the adjourned meeting, and the individuals named as proxies will vote against any adjournment if the proxy ballots contain instructions to vote against or to abstain from voting on the proposals to be considered at the adjourned meeting. A shareholder vote may be taken on the proposals prior to an adjournment if sufficient votes have been received and it is otherwise appropriate.

                  Shareholders of each RS Portfolio will vote separately by Portfolio on Proposal No.1. Only the shareholders of Large Cap Growth Equity and Large Cap Value Equity Portfolios will vote on Proposal No. 2 to adopt advisory contracts with new investment advisers for their respective Portfolios. Shareholders are entitled to one vote for each RS Portfolio share held on the Record Date, as defined below.

                  The affirmative vote of a "majority", as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding shares of an RS Portfolio is required to approve the proposals presented below. Under the 1940 Act, the vote of holders of a "majority" means the vote of the holders of the lesser of (a) 67% or more of the shares of an RS Portfolio present at the meeting or represented by proxy if the holders of 50% or more of such shares are so present or represented, or (b) more than 50% of such outstanding shares.

                  The Reorganization would occur with respect to a Portfolio if shareholders of that Portfolio approve Proposal No. 1, regardless of whether shareholders of the other RS Portfolios approve the Reorganization. For Large Cap Growth Equity Portfolio, the Reorganization would still occur if Proposal No. 1, but not Proposal No. 2, is approved. In such instance, Large Cap Growth Equity Portfolio's current adviser, WTC, would continue to serve as the investment adviser of the reorganized fund. For Large Cap Value Equity Portfolio, the Reorganization would not occur if Proposal No. 1 but not Proposal No. 2 is approved, and such Portfolio's assets would be managed by WTC rather than the proposed adviser, Cramer Rosenthal McGlynn, LLC in its present form of organization. For either of Large Cap Growth Equity or Large Cap Value Equity Portfolios, if Proposal No. 2, but not Proposal No. 1, is approved, then the proposed investment advisers would be engaged as advisers to the Portfolios in their current form of organization.

                  Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any proposal or for or against any adjournment to permit further solicitation of proxies. Accordingly, abstentions and broker non-votes effectively will be votes against such adjournment or against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal where the required vote is a percentage of votes cast. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority.

                  The Boards of Trustees have fixed the close of business on August 24, 1999 as the record date ("Record Date") for the determination of the shareholders entitled to notice of and to vote at the Meetings or any adjournment thereof. As of the Record Date, the number of shares issued and outstanding of each RS Portfolio are as indicated in the following table:

--------------------------------------------------------------------------------
         RS FUND / RS Portfolio             No. of Shares Issued and Outstanding
--------------------------------------------------------------------------------
THE RODNEY SQUARE FUND
--------------------------------------------------------------------------------
     U.S. Government Portfolio
--------------------------------------------------------------------------------
     Money Market Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE RODNEY SQUARE TAX-EXEMPT FUND
--------------------------------------------------------------------------------
     The Rodney Square Tax-Exempt Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
--------------------------------------------------------------------------------
     Intermediate Bond Portfolio
--------------------------------------------------------------------------------
     Municipal Bond Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE RODNEY SQUARE STRATEGIC EQUITY FUND
--------------------------------------------------------------------------------
     Large Cap Growth Equity Portfolio
--------------------------------------------------------------------------------
     Large Cap Value Portfolio
--------------------------------------------------------------------------------
     Small Cap Equity Portfolio
--------------------------------------------------------------------------------
     International Equity Portfolio
--------------------------------------------------------------------------------


                              FINANCIAL STATEMENTS

                  Audited financial statements of each of the RS Funds for the fiscal year ended June 30, 1999, and the auditor's reports thereon, as set forth in each Fund's annual reports to shareholders, are incorporated by reference into this proxy statement. Such annual reports were mailed previously to shareholders, and additional copies are available to any shareholder, without charge, upon written request to: PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware, 19809, or by calling toll-free (800) 336-9970. Also, the SEC maintains a website (http://www.sec.gov) that contains the RS Funds' annual reports.

                              SUMMARY OF PROPOSALS

------------------------ --------------------------------------------- ---------------------------------------------
PORTFOLIOS SOLICITED     PROPOSAL DESCRIPTION                          REASON
------------------------ --------------------------------------------- ---------------------------------------------
All                      PROPOSAL NO. 1.  To Approve the Agreement     By reorganizing the RS Portfolios as series
                         and Plan of Reorganization.                   of a Delaware business trust and into a
                                                                       "master/feeder"  structure,  the RS Funds
                                                                       will  have a more flexible  form of
                                                                       organization  and  eventually  could have
                                                                       lower operating expenses.
------------------------ --------------------------------------------- ---------------------------------------------
Large Cap Growth         PROPOSAL NO. 2. To approve investment         The proposed new investment advisers have
Equity Portfolio and     advisory contracts with new investment        strong performance records in "growth" and
Large Cap Value          advisers.                                     "value" investing.
Equity Portfolio
------------------------ --------------------------------------------- ---------------------------------------------



                                 PROPOSAL NO. 1

                  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION FOR EACH RS PORTFOLIO PROVIDING FOR THE TRANSFER OF THE PORTFOLIO'S ASSETS TO A NEWLY-CREATED WT PORTFOLIO IN EXCHANGE FOR SHARES OF EQUAL VALUE OF THE WT PORTFOLIO, FOLLOWED BY THE DISTRIBUTION OF SUCH SHARES TO THE RS PORTFOLIO SHAREHOLDERS AND THE DISSOLUTION OF THE RS PORTFOLIO.

                  APPROVAL OF THE PLAN BY AN RS PORTFOLIO (OTHER THEN LARGE CAP GROWTH EQUITY PORTFOLIO AND LARGE CAP VALUE EQUITY PORTFOLIO) SHALL ALSO AUTHORIZE THE BOARD OF TRUSTEES OF ITS RS FUND TO EXECUTE A FORM OF SHAREHOLDER CONSENT APPROVING THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE WT MASTER SERIES OF SUCH WT PORTFOLIO AND THE CURRENT ADVISER OF SUCH RS PORTFOLIO, APPROVING THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE INDEPENDENT AUDITORS FOR SUCH WT PORTFOLIO AND WT MASTER SERIES FOR THE FISCAL YEAR ENDING JUNE 30, 2000, AND, IN THE CASE OF INTERNATIONAL EQUITY PORTFOLIO, APPROVING THE SUB-ADVISORY AGREEMENT BETWEEN THE ADVISER OF SUCH WT MASTER SERIES AND THE CURRENT SUB-ADVISERS FOR SUCH PORTFOLIO.



THE REORGANIZATION

                   The Boards of Trustees of the RS Funds are asking shareholders of each RS Portfolio to approve an Agreement and Plan of Reorganization (the "Plan"), a copy of which is attached hereto as EXHIBIT A. The Plan authorizes the exchange of the RS Portfolio's assets, including all cash, cash equivalents, securities, and receivables (including interest and dividends receivable), and liabilities for shares of equal value of a corresponding, newly-created "shell" portfolio (a "WT Portfolio" and collectively, the "WT Portfolios") of WT Mutual Fund, an open-end, management investment company. The shares of the WT Portfolio would then be distributed to the RS Portfolio's shareholders so that each shareholder would receive a number of full and fractional shares of the corresponding WT Portfolio having an aggregate value that is equal to the aggregate net asset value of the shareholder's RS Portfolio shares. Immediately following this exchange, the WT Portfolio would invest its assets entirely in a separate master fund (the "Master Series"), which shall be a series of WT Investment Trust I ( "WT Trust") with the same investment objective, principal investment strategies and restrictions as the WT Portfolio. The RS Portfolio would subsequently be dissolved as soon as practicable after the Reorganization.

                  While there are some differences between the RS Portfolios and the corresponding WT Portfolios, as described in this Proxy Statement, your investment in a WT Portfolio would be substantially similar to your existing investment in a RS Portfolio.

                  Under the WT Portfolios' proposed operating arrangement, which is known as a "master/feeder" fund structure, each WT Portfolio (being known as a "feeder") would pursue its investment objective through investment in a Master Series, rather than through direct investments in portfolio securities. Each Master Series, in turn, will invest its assets in accordance with the same objective, policies and restrictions as its corresponding WT Portfolio. Shareholders will own shares of a WT Portfolio, and the WT Portfolio will hold only the shares of its corresponding Master Series. The value of a shareholder's investment in his fund would be the same immediately after the Reorganization as immediately before the Reorganization. Of course, the value of a shareholder's investment in a WT Portfolio will fluctuate thereafter, based on the investment performance of the WT Portfolio's Master Series.

                  Each Master Series has been established to serve as the investment portfolio for various institutional investors, which may include other registered mutual funds, private investment companies and other collective investment vehicles, that have the same investment objectives and policies as the Master Series. Other mutual funds that may invest in a Master Series may have different expenses and, therefore, different yields/returns than a WT Portfolio. The shares of the Master Series are not available for purchase directly by members of the general public.

                  For each existing RS Portfolio, the following chart shows the name of the new WT Portfolio it would convert to and the corresponding Master Series.

      RS PORTFOLIO                               NEW WT PORTFOLIO              MASTER SERIES OF WT TRUST
U.S. Government Portfolio                Wilmington U.S. Government Portfolio  U.S. Government Series
Money Market Portfolio                   Wilmington Prime Money Market         Prime Money Market Series
                                         Portfolio
Rodney Square Tax-Exempt Fund            Wilmington Tax-Exempt Portfolio       Tax-Exempt Series
Intermediate Bond Portfolio              Wilmington Intermediate Bond          Intermediate Bond Series
                                         Portfolio
Municipal Bond Portfolio                 Wilmington Municipal Bond Portfolio   Municipal Bond Series
Large Cap Growth Equity Portfolio        Wilmington Large Cap Growth           WT Large Cap Growth Series
                                         Portfolio
Large Cap Value Equity Portfolio         Wilmington Large Cap Value Portfolio  Large Cap Value Series
Small Cap Equity Portfolio               Wilmington Small Cap Core Portfolio   Small Cap Core Series
International Equity Portfolio           Wilmington International              International Multi-Manager Series
                                         Multi-Manger Portfolio

                  Each WT Portfolio will issue Investor class shares and Institutional class shares. The difference between the two share classes is that Investor shares are subject to Rule 12b-1 fees which compensate the WT Portfolios' distributor for distribution and shareholder servicing activities. Institutional shares are not subject to a Rule 12b-1 fee and are available only to limited investors. Currently, each RS Portfolio issues only a single class of shares.

                  According to each Plan, each RS Portfolio, except for U.S. Government Portfolio, Money Market Portfolio and Rodney Square Tax-Exempt Fund, would receive Institutional shares of the corresponding WT Portfolio on the Closing Date, and its shareholders would therefore become Institutional shareholders. Such shareholders would not pay Rule 12b-1 fees and would be able to purchase additional Institutional shares of their

WT Portfolio without a sales charge. Shares of U.S. Government Portfolio, Money Market Portfolio and Rodney Square Tax-Exempt Portfolio, which currently are subject to Rule 12b-1 fees, would be converted to Investor shares of the corresponding WT Portfolio, which also would be subject to Rule 12b-1 fees at the same rate as the RS Portfolio.

                  Although shareholders would have no appraisal rights in connection with the Reorganization, shareholders may redeem their shares at any time before, during or after the Reorganization.

                   If Proposal No. 1 is approved by shareholders of an RS Portfolio (and in the case of Large Cap Value Equity Portfolio, if Proposal No. 2 is also approved), the Reorganization of that Portfolio is expected to occur as of the close of business on October 29, 1999 (the "Closing Date") or as promptly as practicable thereafter. Shareholders would receive full and fractional shares of the corresponding WT Portfolio equal in value to the shares of the RS Portfolio that they owned on the Closing Date.

OBJECTIVES OF THE REORGANIZATION

                  The Reorganization has been proposed by the Boards of Trustees of the RS Funds for the following reasons:

(BULLET) The Reorganization is part of an initiative to create a comprehensive family of funds that will offer a wide variety of investment styles. WTC and its affiliates are seeking to unify and streamline the operations of a number of mutual funds which they advise and to create an efficient fund distribution system. The Reorganization offers you the opportunity to become part of a larger and more diverse family of mutual funds, and you will be able to exchange your shares among many of these different funds.

(BULLET) By implementing the master/feeder structure, additional assets may be attracted to the funds which could lead to certain operating efficiencies. Funds with more assets tend to enjoy economies of scale not available to funds with less assets. The master/feeder structure provides an opportunity for management to attract other institutional investors as feeder funds and to access additional distribution channels to reach retail investors. This could lead to reductions in your fund's total operating expenses.

(BULLET) Lower fund operating costs may lead to stronger performance, since total return to a fund's shareholders is net of fund expenses.

COMPARISON OF FEES AND EXPENSES

                  After the Reorganization, fees and expenses will be reallocated between the WT Portfolios and the Master Series, with advisory, brokerage and custodial fee and expense obligations being incurred at the Master Series' level and distribution, transfer agency and shareholder servicing fee obligations being incurred at the WT Portfolios' level. No front-end or back-end loads or other sales charges or transaction fees will be imposed on shareholders of the WT Portfolios. Although some itemized fund expenses will change, the maximum total operating expenses payable by each WT Portfolio, after fee waivers and expense reimbursements by WTC, will not increase from the current maximum total expenses of the corresponding RS Portfolio after waivers and reimbursements. Those RS Portfolios that currently charge Rule 12b-1 fees for distribution and servicing will be converted to WT Portfolios charging Rule 12b-1 fees at the same rate.

                  It is contemplated that one or more additional funds would become feeders to many of the Master Series, resulting in higher asset levels for those Master Series. This could lead to economies of scale and potential reductions in fund expenses.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

                  It is anticipated that the Reorganization contemplated under the Plan will be tax-free for federal tax purposes for the RS Portfolios and their respective shareholders. It is a condition of the Plan that the RS Funds receive an opinion of Pepper Hamilton LLP, counsel to the RS Funds, substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized to an RS Portfolio upon the transfer of its assets in exchange solely for a WT Portfolio's shares and the assumption by a WT Portfolio of the corresponding RS Portfolio's stated liabilities; (ii) no gain or loss will be recognized by a Master Series on its receipt of the WT Portfolio's assets in exchange for a Master Series' shares and the assumption by a Master Series of the WT Portfolio's liabilities; (iii) the basis of an RS Portfolio's assets in a Master Series' hands will be the same as the basis of those assets in such RS Portfolio's hands immediately before the conversion; (iv) a Master Series' holding period for the assets transferred indirectly by an RS Portfolio will include the holding period of those assets in such RS Portfolio's hands immediately before the conversion; (v) no gain or loss will be recognized to an RS Portfolio on the distribution of a WT Portfolio's shares to such RS Portfolio's shareholders in exchange for their RS Portfolio shares; (vi) no gain or loss will be recognized to an RS Portfolio's shareholders as a result of such RS Portfolio's distribution of WT Portfolio shares to the RS Portfolio's shareholders in exchange for their shares of the RS Portfolio's stock; (vii) the basis of the WT Portfolio shares received by an RS Portfolio shareholder will be the same as the adjusted basis of that shareholder's RS Portfolio shares surrendered in exchange therefor; and (viii) the holding period of the WT Portfolio shares received by an RS Portfolio's shareholders will include the holding period of the shares of the RS Portfolio exchanged therefor, provided that said RS Portfolio shares were held as capital assets on the date of the conversion.

                  Each of the WT Portfolios intends to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. In each taxable year the WT Portfolios so qualify, they will be relieved of federal income tax on that part of their investment company taxable income that is distributed to their shareholders. Each Master Series intends to be treated as a partnership for tax purposes and does not expect to be required to pay any federal income or excise taxes. Of course, distributions from a WT Portfolio will be taxable to the WT Portfolio shareholder as ordinary income or capital gain, as the case may be. If you hold shares of a WT Portfolio in a tax-deferred retirement plan, distributions from the WT Portfolio will not be subject to income tax unless you take withdrawals from your retirement plan account.

THE  WT  PORTFOLIOS'   INVESTMENT   OBJECTIVES,   STRATEGIES   AND   FUNDAMENTAL
RESTRICTIONS

                  Each WT Portfolio and its corresponding Master Series has a substantially identical investment objective as its corresponding RS Portfolio. However, Wilmington Large Cap Growth Portfolio will seek to achieve superior long-term growth of capital by exceeding the returns of the S& P 500 Stock Index rather than the Russell 1000 Growth Index, which is the Large Cap Growth Equity Portfolio's current benchmark. Also, Wilmington Large Cap Value Portfolio will seek to achieve long-term capital appreciation by outperforming the S&P 500 Stock Index rather than the Russell 1000 Value Index, which is the Large Cap Value Equity Portfolio's current benchmark.

                  Each Master Series, except for the differences noted below, will employ the same principal investment strategies as those of its corresponding RS Portfolio. The differences described below provide the Master Series with greater flexibility than under the existing strategies.

(BULLET) WT Large Cap Growth Series will invest at least 65% (rather than 85%) of its total assets in a diversified portfolio of equity and related securities of U.S. companies and, with respect to at least 65% of the Series' total assets, U.S. companies with market capitalizations of $2 billion or more and above average earnings potential compared to the securities market as a whole.

(BULLET) WT Large Cap Value Series will invest at least 65% (rather than 85%) of its total assets in a diversified portfolio of equity and related securities of U.S. companies with market capitalizations of at least $10 billion which are believed to be undervalued as compared to the company's potential profitability.

(BULLET) Unlike their RS Portfolio predecessors, both WT Large Cap Growth Series and WT Large Cap Value Series are permitted to depart from their principal investment strategies to temporarily pursue a defensive investment policy during periods of adverse market conditions.

                  The Board of Trustees of WT Mutual Fund has approved fundamental investment restrictions for each WT Portfolio that are materially the same as the corresponding RS Portfolio's fundamental restrictions, except for a change that is necessary to implement the master/feeder structure. Certain investment restrictions of the RS Portfolios would prohibit the RS Portfolios from investing all of their assets directly in another mutual fund such as the Master Series. Therefore, by approving the Plan, you would be authorizing amendments to the fundamental investment restrictions of your fund to add express authority for your fund to invest all or substantially all of its investable assets in the Master Series. Accordingly, the fundamental investment restrictions of the WT Portfolios include the following language:

                  "THE INVESTMENT LIMITATIONS DESCRIBED ABOVE DO NOT PROHIBIT A PORTFOLIO FROM INVESTING ALL OR SUBSTANTIALLY ALL OF ITS ASSETS IN THE SHARES OF ANOTHER REGISTERED OPEN-END INVESTMENT COMPANY SUCH AS THE CORRESPONDING SERIES OF WT INVESTMENT TRUST I."

RISKS OF THE MASTER/FEEDER STRUCTURE

                  There are certain potential risks to the WT Portfolios after the Reorganization related to the investment of their respective assets entirely in the Master Series. For example, large-scale redemptions by other feeders of their shares of a Master Series could have adverse effects on a WT Portfolio, such as requiring the liquidation of a significant portion of the Master Series' holdings at a time when it could be disadvantageous to do so. Additionally, the absence of substantial industry experience with the master/feeder structure could result in accounting or other operational difficulties. Also, other feeders of a Master Series may have a greater ownership interest in the Master Series than a WT Portfolio's interest and, therefore, could have effective voting control over the operation of the Master Series. Additionally, there is a risk that the lower annual operating expenses which are anticipated under the master/feeder structure will not be realized.

                  In the event a WT Portfolio is required to redeem all of its shares of a Master Series for any reason (for instance, because its shareholders did not approve changes in the WT Portfolio's investment policies parallel to changes approved for the Master Series by a majority of its shareholders), WT Mutual Fund's Board of Trustees would attempt to find an appropriate substitute investment vehicle in which to invest that particular WT Portfolio's assets. The Board's inability to find a suitable substitute investment vehicle or investment manager could have a significant effect on your fund.

                  A WT Portfolio may cease investing in a Master Series only if the Board of Trustees of WT Mutual Fund were to determine that such action is in the best interests of the Portfolio and its shareholders. In that event, the Board of Trustees would consider alternative arrangements, including investing all of that WT Portfolio's assets in another investment company with substantially the same investment objective, policies and restrictions as the Portfolio or hiring an investment adviser to manage the WT Portfolio's assets directly.

INVESTMENT ADVISERS

                  After the Reorganization, WT Mutual Fund, on behalf of the WT Portfolios, will not directly engage investment advisers to manage the WT Portfolios' assets because the Portfolios' assets will be invested entirely in the Master Series. Instead, the Master Series will employ advisers to manage the investment of their assets. Except as described in Proposal No. 2 for Large Cap Growth Equity and Large Cap Value Equity Portfolios, each Master Series' investment adviser will be the same adviser currently managing the corresponding RS Portfolio (the "Current Adviser"). By voting in favor of the Plan, shareholders of an RS Portfolio, except Large Cap Growth Equity and Large Cap Value Equity Portfolios, would be authorizing the Board of Trustees of the applicable RS Fund, on behalf of the shareholders of the WT Portfolio, to vote WT Portfolio shares acquired in the Reorganization in favor of approval of the respective Master Series' investment advisory agreement with the Current Adviser. Information about each Current Adviser is presented below. See Proposal No. 2 for a description of the proposed new advisers for the corresponding Master Series of the Large Cap Growth Equity and Large Cap Value Equity Portfolios.

                  WTC, located at 1100 North Market Street, Wilmington, Delaware 19890, presently serves as the investment adviser of Intermediate Bond Portfolio, Municipal Bond Portfolio, Large Cap Growth Equity Portfolio, Small Cap Equity Portfolio and International Equity Portfolio. After the Reorganization, WTC would serve as the investment adviser to the following Master Series: Intermediate Bond Series, Municipal Bond Series, Small Cap Core Series and International Multi-Manager Series. WTC is engaged in a variety of investment advisory activities, including the management of collective investment pools, and has nearly a century of experience managing the personal investments of high net-worth individuals. WTC presently manages over $7 billion in fixed income assets and $___ in equity assets for clients.

                  WTC is a state-chartered bank organized as a Delaware corporations in 1903. WTC is wholly owned by Wilmington Trust Corporation, a publicly held bank holding company. Ted T. Cecala is the principal executive officer of WTC. The name and principal occupation of each director of WTC as of September 1, 1999 were as follows:

NAME OF DIRECTOR            OCCUPATION

Ted T. Cecala               Chief Executive Officer and Chairman of the Board of
                            Wilmington Trust
Andrew B. Kirkpatrick       Counsel to the law firm of Morris, Nichols, Arsht
                            and Tunnell
David P. Roselle            President of the University of Delaware
Mary Jornlin-Theisen        Civic leader
Charles S. Crompton, Jr.    Partner of the law firm of Potter, Anderson &
                            Corroon
Edward B. du Pont           Private investor
Stacey J. Mobley            Senior Vice President, external affairs, E.I. Du
                            Pont de Nemours and Company
Carolyn S. Burger           Principal of CB Associates, Inc., a consulting firm
Robert V. A. Harra, Jr.     President, Chief Operating Officer and Treasurer of
                            Wilmington Trust
Leonard W. Quill            Retired
Richard R. Collins          Chairman of Collins, Inc., a consulting firm
Hugh E. Miller              Retired

Thomas P. Sweeney           Partner in the law firm of Richards, Layton &
                            Finger, P.A.
H. Stewart Dunn, Jr.        Partner in the law firm of Ivins, Phillips & Barker
R. Keith Elliot             Chairman of the Board and Chief Executive Officer of
                            Hercules Incorporated
Walter D. Mertz             Retired Senior Vice President of Wilmington Trust
                            Corporation and Wilmington Trust Company; Associate
                            Director
Rex L. Mears                President of Ray S. Mears and Sons, Inc.
Robert W. Tunnell, Jr.      Managing Partner of Tunnell Companies, L.P.
H. Rodney Sharp, III        Retired
G. Burton Pearson           Retired Senior Vice President of Wilmington Trust
                            Corporation and Wilmington Trust Company; Associate
                            Director

                  Rodney Square Management Corporation ("RSMC"), located at 1100 North Market Street, Wilmington, Delaware 19890, presently serves as the investment adviser of U.S. Government Portfolio, Money Market Portfolio and Rodney Square Tax-Exempt Fund. After the Reorganization, RSMC would serve as investment adviser to the following Master Series: Prime Money Market Series, U.S. Government Series and Tax-Exempt Series. RSMC is a wholly owned subsidiary of WTC. The principal executive officer of RSMC is Robert J. Christian The name and principal occupation of each director of RSMC as of September 1, 1999 were as follows:

NAME OF DIRECTOR         OCCUPATION

Robert J. Christian      Chief Investment Officer of WTC and President, CEO and
                         Director of RSMC
Eric K. Cheung           Vice President and Division Manager for all fixed
                         income products at WTC and Director of RSMC
Joseph M. Fahey, Jr.     Director, Vice President and Secretary of RSMC

                  Robert J. Christian, who is an officer of WTC and RSMC, also is an officer and Trustee of WT Mutual Fund and WT Trust. Eric K. Cheung, who is an officer of WTC and RSMC, also is an officer of WT Mutual Fund and WT Trust.

INVESTMENT ADVISORY AGREEMENTS

                  A form of the Master Series' proposed investment advisory agreements with their respective investment advisers (the "New Agreements") is attached hereto as EXHIBIT B. Approval of the proposed advisory contracts with respect to Large Cap Growth Equity and Large Cap Value Equity Portfolios is discussed in Proposal No. 2. The terms and conditions of the New Agreements are similar to the RS Funds' existing advisory agreements, with changes only in the names of the funds, the advisers (Large Cap Growth Equity and Large Cap Value Equity Portfolio only), the effective date and periods of the agreement and the inclusion of fee break points in the adviser's compensation schedule.

                  EXISTING AGREEMENTS. The Rodney Square Strategic Fixed-Income Fund's investment advisory agreement with WTC is dated June 29, 1998 and was approved by a vote of the Board of Trustees at a meeting held for this purpose on May 18, 1198. The Rodney Square Strategic Equity Fund's investment advisory agreement with WTC is dated February 23, 1998 and was approved by a vote of the Board of Trustees at a meeting held for this purpose on February 17, 1998.

                  The Rodney Square Fund's investment advisory agreement with RSMC is dated August 9, 1991 and was renewed until November 1999 by a vote of the Board of Trustees at a meeting held for this purpose in

November 1998. The Rodney Square Tax-Exempt Fund's investment advisory agreement with RSMC is dated August 9, 1991 and was renewed until November 1999 by a vote of the Board of Trustees at a meeting held for this purpose in November 1998.

                  PROPOSED SERVICES. Pursuant to the New Agreements, the respective adviser would continuously review, supervise and administer the Master Series' investment programs and make and implement all investment decisions for the Master Series, subject to the supervision of the Board of Trustees. The adviser would provide the Master Series with office facilities, equipment and personnel necessary for servicing the investments of the Master Series. The adviser also bears the cost of fees, salaries and other remuneration of the Master Series' Trustees, officers and employees who are officers or employees of the adviser. The Master Series is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities and administration, legal, auditing, custodian and transfer agency fees.

                  LIMITATIONS OF LIABILITY. The New Agreements provide that each Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by a Master Series in connection with the provision of advisory services except to the extent of a loss resulting from the adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement.

                  ADVISERS' COMPENSATION: According to the New Agreements, each adviser is entitled to receive an advisory fee from the applicable Master Series, which fee shall be payable monthly as soon as practicable after the last day of each month and based upon the average daily net assets of the Master Series. THE ADVISORY FEES PAYABLE BY THE MASTER SERIES UNDER THE NEW AGREEMENTS WOULD BE EQUAL TO OR LESS THAN THE ADVISORY FEES CURRENTLY PAYABLE BY THE RS PORTFOLIOS. For each Master Series except International Multi-Manager Series, the fee schedules under the New Agreements have been changed to include fee break points so that advisory fee rates would decline as a Series' assets increase beyond certain levels. The RS Portfolios' current advisory fees and the fees that would be payable by the Master Series to the Current Advisers are set forth below.

1. Each of U.S. Government Portfolio, Money Market Portfolio and Rodney Square Tax Exempt Portfolio currently pays RSMC an annual advisory fee in the amount of 0.47% of its average daily net assets. The New Agreements provide that their corresponding Master Series each shall pay RSMC an annual advisory fee in the amount of 0.47% of the Series' first $1 billion of average daily net assets; 0.43% of the Series' next $500 million of average daily net assets; 0.40% of the Series' next $500 million of average daily net assets and 0.37% of the Series' average daily net assets in excess of $2 billion.

2. Each of Intermediate Bond Portfolio and Municipal Bond Portfolio currently pays WTC an annual advisory fee equal to 0.35% of their average daily net assets. The New Agreements provide that their corresponding Master Series each shall pay WTC an annual advisory fee in the amount of 0.35% of the Series' first $1 billion of average daily net assets; 0.30% of the Series' next $1 billion of average daily net assets; and 0.25% of the Series' average daily net assets in excess of $2 billion.

3. Small Cap Equity Portfolio currently pays WTC an annual advisory fee in the amount of 0.60% of its average daily net assets. The New Agreements provide that the corresponding Small Cap Core Series shall pay WTC an annual advisory fee in the amount of 0.60% of the Series' first $1 billion of average daily net assets; 0.55% of the Series' next $1 billion of average daily net assets; and 0.50% of the Series' average daily net assets in excess of $2 billion.

4. International Equity Portfolio currently pays WTC an annual advisory fee in the amount of 0.65% of its average net assets. The New Agreements also provide that International Multi-Manager Series shall pay to WTC an annual advisory fee in the amount of 0.65% of its average daily net assets.

                  TERMINATION. The New Agreements may at any time be terminated without payment of any penalty either by vote of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Master Series, on sixty days' written notice to the Adviser. The New Agreements may be terminated by the adviser after ninety days' written notice to WT Trust.
The Agreements shall terminate automatically in the event of their assignment.

                  BROKERAGE POLICIES. Just as with the RS Portfolios' existing advisory agreements, the New Agreements grant the advisers the authority to select brokers and dealers to execute portfolio transactions, to select the markets on which transactions will be executed and to place orders with such brokers or dealers in conformity with the Master Series' transaction policies set forth in the WT Portfolios' registration statement. In placing orders with brokers or dealers, the adviser will attempt to obtain the best net price and the most favorable execution of its orders, and to this end, may aggregate orders with other clients of the adviser. The adviser may purchase and sell securities to and from brokers who provide brokerage and research services which benefit the Master Series, the adviser, or the adviser's other clients, and the adviser may pay to such brokers a higher commission than may be charged by other brokers, subject to the adviser determining in good faith that such commission is reasonable. The adviser also may use brokers with whom it is affiliated.

SUB-ADVISERS

                  As with the International Equity Portfolio, WTC will delegate to three sub-advisers the responsibility for managing portions of the assets of International Multi-Manager Series after the Reorganization. These sub-advisers, which are the same as the RS Portfolio's current sub-advisers, are Clemente Capital Inc., Carnegie Hall Tower, 152 West 57th Street, 25th Floor, New York, New York 10019, Invista Capital Management, Inc., 1800 Hub Tower, 699 Walnut Street, Des Moines, Iowa 50309, and Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York 10154. The terms of the sub-advisory agreements between WTC, International Multi-Manager Series and the sub-advisers, including the rates of compensation payable to the sub-advisers by WTC, are the same as the terms of the existing sub-advisory agreements for the International Equity Portfolio.

ADDITIONAL SERVICE PROVIDERS

                  At the Closing Date, the same providers that are currently engaged by the RS Portfolios to perform non-advisory services will continue to serve WT Mutual Fund and WT Trust in the capacities indicated below.

Distributor:                       Provident Distributors, Inc.
Administrator:                     PFPC Inc.

Accounting Agent:                  PFPC Inc.

Independent Auditors:              Ernst & Young LLP

Legal Counsel:                     Pepper Hamilton LLP

Custodian:                         WTC

Sub-Custodian:                     PFPC Trust Company

Transfer Agent:                    PFPC Inc.

ACCOUNTING TREATMENT OF THE REORGANIZATION

                  The WT Portfolios will become the accounting successors of their corresponding RS Portfolios as of the Closing Date, which means that the financial statements and performance history of the RS Portfolios will become those of their corresponding WT Portfolios as though such financial statements and performance history were the WT Portfolios' own.

TRUSTEES OF WT MUTUAL FUND

                  The current Trustees and officers of WT Mutual Fund are set forth below. Mr. Quindlen, a trustee of the Rodney Square group of funds, was appointed to WT Mutual Fund's Board at a meeting held on August 12, 1999, to replace Lawrence B. Thomas whose resignation was accepted on that date. In October 1999, shareholders of WT Mutual Fund will vote on the election of Mr. Quindlen and four other nominees to the Board of Trustees. Therefore, it is anticipated that as of the Closing Date, the Board of Trustees of WT Mutual Fund will consist of the following 8 individuals, six of whom shall be independent
Trustees: Eric Brucker, John J. Quindlen, Louis Klein Jr., Clement C. Moore, II, William Richards, Robert H. Arnold, Nicholas A. Giordano and Robert J. Christian.

Currently, the Trustees and executive officers of WT Mutual Fund and WT Trust are as follows:

                                                                      PRINCIPAL
                                                                      OCCUPATION               SHARES OWNED
                                               POSITION                   OR                   BENEFICIALLY
       NAME AND AGE         POSITION            SINCE                 EMPLOYMENT             AUGUST 24 , 1999
       ------------         --------            -----                 ----------             ----------------

Robert H. Arnold            Trustee              1997       Since 1989, Co-Manager of
55 years old                                                R.H. Arnold & Co., Inc., an
                                                            investment banking company
John J. Quindlen            Trustee              1999       Retired.  Senior Vice
67 years old                                                President-Finance of E.I. du
                                                            Pont de Nemours and Company,
                                                            Inc. (diversified chemicals)
                                                            from 1984 to November 1993.
                                                            Chief Financial Officer of
                                                            E.I. du Pont de Nemours and
                                                            Company, Inc. from 1984 to
                                                            June 1993.  Presently, a
                                                            director of St. Joe Paper
                                                            Co., Trustee of Kalmar Pooled
                                                            Investment Trust and Trustee
                                                            of the funds in the Rodney
                                                            Square Group.
Nicholas A. Giordano        Trustee              1998       Financial Services
56 years old                                                consultant, 1997-1999;
                                                            Interim President of
                                                            LaSalle University
                                                            from July 1, 1998 to
                                                            June 30, 1999;
                                                            President and Chief
                                                            Executive Officer of
                                                            the Philadelphia
                                                            Stock Exchange from
                                                            1981 through August
                                                            1997.
*Robert J. Christian        Trustee and          1998       Chief Investment Officer of
50 years old                President                       Wilmington Trust and Director
                                                            of Rodney Square Management
                                                            Corporation since February
                                                            1996.  Chairman and Director
                                                            of PNC Equity Advisors
                                                            Company and President and
                                                            Chief Investment Officer of
                                                            PNC Asset Management Group,
                                                            Inc. from 1994-1996; Chief
                                                            Investment Officer of PNC
                                                            Bank from 1992-1996.
*Eric K. Cheung             Vice President       1998       Since 1991, Division Manager
43 years old                                                for all fixed income products
                                                            at Wilmington Trust Company.

*Pat Colletti               Treasurer            1999       Vice President and Director
41 years old                                                of Investment Accounting and
                                                            Administration of PFPC Inc.
                                                            since April 1999.  Controller
                                                            of the Reserve Funds from
                                                            1986-1999.
*Gary M. Gardner            Secretary            1999       Senior Vice President of PFPC
48 years old                                                Inc. since January 1994.

*        Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  Prior to the Reorganization, shareholders of WT Mutual Fund will vote on the election of the following persons to the Fund's Board of Trustees.

                                                                                            SHARES OWNED
                                                                                            BENEFICIALLY
       NAME AND AGE                   PRINCIPAL OCCUPATION FOR PAST 5 YEARS                AUGUST 24, 1999
       ------------                   -------------------------------------                ---------------

Eric Brucker                 Dean of the College of Business, Public Policy and
58 years old                 Health at the University of Maine since September
                             1998. Dean of the School of Management at the
                             University of Michigan from June 1992 to September
                             1998. Professor of Economics, Trenton State College
                             from September 1989 to June 1992. Vice President
                             for Academic Affairs, Trenton State College from
                             September 1989 to June 1991. Dean of College of
                             Business and Economics and Chairman of various
                             committees at the University of Delaware from 1976
                             to September 1989. Trustee of the funds in the
                             Rodney Square group of funds.
John J. Quindlen             See description above.
67 years old
Louis Klein Jr.              Self employed financial consultant from 1991 to the
63 years old                 present.  Has held the positions of Trustee, Manville
                             Personal Injury Settlement Trust; Director, Riverwood
                             International Corporation; and Director, Manville
                             Corporation since 1991.  Trustee of The CRM Funds.
Clement C. Moore, II         Managing Partner, Mariemont Holdings, LLC, a
55 years old                 commercial real estate holding and development
                             company from 1980 to present. Trustee of The CRM
                             Funds.
William P. Richards*         Managing Director - Client Service and Portfolio
                             Communication, Roxbury Capital Management since
                             1998. Formerly Senior Vice President and Partner,
                             Van Deventer & Hoch, an investment management firm.

*        Interested Person of the Fund as defined in Section 2(a)(19) of the 1940 Act.

                  The following chart provides certain information for the fiscal year ended June 30, 1999 about the fees paid by WT Mutual Fund and WT Trust to their Trustees:

                                                COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------------
           (1)                     (2)                    (3)                   (4)                    (5)
                                                                                                      TOTAL
                                                      PENSION OR                                  COMPENSATION
                                                      RETIREMENT                                 FROM REGISTRANT
                                AGGREGATE          BENEFITS ACCRUED       ESTIMATED ANNUAL          AND FUND
         NAME OF               COMPENSATION         AS PART OF FUND        BENEFITS UPON         COMPLEX PAID TO
    PERSON & POSITION        FROM REGISTRANT           EXPENSES              RETIREMENT              TRUSTEE
    -----------------        ---------------           --------              ----------              -------
Robert H. Arnold                  $____                    0                     0                    $____
  Trustee
Lawrence B. Thomas                $____                    0                     0                    $____
  Trustee (until 8/99)
Nicholas A. Giordano              $____                    0                     0                    $____
  Trustee
Robert J. Christian                 0                      0                     0                      0
  Trustee

FORM OF ORGANIZATION

                  Federal securities laws largely govern the way that mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each fund's governing documents fill in most of the gaps and can create additional operational rules and restriction that funds must follow. Both WT Mutual Fund and WT Trust, the surviving entities in the Reorganization, are business trusts established under the Delaware Business Trust Act. The RS Funds are business trusts formed under the Massachusetts statute governing business trusts. The Delaware Act provides a more comprehensive statutory framework for the governance of business trusts than the Massachusetts statute.

                  Trusts formed under either statute can issue multiple classes or series of shares and have an unlimited number of authorized shares. Both forms of business trust permit such matters as election or removal of Trustees, shareholder voting rights, shareholder meetings and quorum requirements to be governed by the trust agreement. Also, both Delaware and Massachusetts business trusts are permitted to grant broad powers to the Trustees, including the authority to amend the trust agreement without shareholder approval. The responsibilities, powers and fiduciary duties of trustees of Massachusetts business trusts and Delaware business trusts are substantially the same.

                  However, the Delaware Act, as opposed to the Massachusetts statute, specifically provides that, the debts, liabilities or obligations incurred by a particular series of a multiple series business trust registered under the 1940 Act are enforceable only against the assets of such series so long as certain conditions are met. This means that none of the other series (portfolios) in a multiple series mutual fund like WT Mutual Fund may be charged with the liabilities of another series (portfolio). Moreover, the Delaware Act expressly states that the shareholders of a business trust shall be entitled to the same limitation of personal liability extended to stockholders of corporations. Lastly, the Delaware Act, unlike the Massachusetts statute, provides that a trustee (when acting as such) shall not be personally liable to any person other than the business trust or a beneficial owner for any act, omission, or obligation of the business trust or any trustee thereof.

                  Other than terms affected by the statutory differences between Massachusetts and Delaware Business trusts described in the preceding paragraphs, the terms of the trust agreements of WT Mutual Fund and the RS Funds are not materially different.

VOTING RIGHTS

                  Whenever a WT Portfolio, as a shareholder of a Master Series, is requested to vote on any matters submitted to the shareholders of the Master Series, the Portfolio will hold a meeting of its own shareholders to consider such matters. The WT Portfolio will cast its votes in proportion to the votes received from its own shareholders. Shares for which the WT Portfolio receives no voting instructions will be treated as having been voted in the same proportion as the votes received from the other WT Portfolio shareholders.

RECOMMENDATIONS OF THE RS FUNDS' BOARDS OF TRUSTEES

                  The Boards of Trustees of the RS Funds have carefully considered the effects of the Reorganization. At a meeting held on May 13, 1999, the Boards approved the Plans for each RS Portfolio and determined to seek shareholder approval of the Reorganization.

                  The Boards considered the following factors in approving the Plans. First, they evaluated the objectives of the Reorganization, as previously described herein, and determined that these objectives were consistent with the interests of the RS Portfolios' shareholders. The Trustees concluded that implementing the Reorganization and the master/feeder structure would provide an opportunity to attract additional assets to the funds from investors who may not have otherwise invested in the RS Funds. The Trustees considered that any significant increase in assets of the Master Series could provide benefits to the existing RS Funds' shareholders through lower operating expenses.

                  The Boards also considered that the Reorganization is an integral part of a broader initiative to combine various mutual fund groups advised by WTC and its affiliates to form a comprehensive fund family with a wide variety of investment styles and a more efficient distribution system. Other factors considered by the Boards include the following: (1) the similarity of the investment objectives and principal investment strategies between the RS Portfolios and the corresponding WT Portfolios; (2) that maximum total operating expenses after fee waivers and reimbursements would be the same for the WT Portfolios as the RS Portfolios' current maximum total operating expenses after waivers and reimbursements; (3) the anticipated tax-free nature of the exchanges contemplated by the Reorganization; and (4) the advantages offered by the Delaware business trust form of organization.

                  Based upon the Board's evaluation of the above factors and in light of their fiduciary duties under federal and state law, the Boards of Trustees, including a majority of the Trustees of each RS Fund who are not "interested persons" of that RS Fund, as defined in the 1940 Act, determined that the proposed Reorganization is in the best interests of the RS Portfolios and their shareholders.

THE BOARD OF TRUSTEES OF EACH RS PORTFOLIO UNANIMOUSLY RECOMMENDS THAT ITS SHAREHOLDERS VOTE FOR APPROVAL OF THE PLAN. IF THE PLAN IS NOT ADOPTED FOR A PORTFOLIO, THAT PORTFOLIO WILL CONTINUE TO OPERATE IN THE SAME MANNER AS PRIOR TO THE PROPOSED REORGANIZATION.


                                 PROPOSAL NO. 2

  (LARGE CAP GROWTH EQUITY PORTFOLIO AND LARGE CAP VALUE EQUITY PORTFOLIO ONLY)

     TO APPROVE INVESTMENT ADVISORY AGREEMENTS WITH NEW INVESTMENT ADVISERS.

                  A change in the investment adviser has been proposed for Large Cap Value Equity Portfolio after the Portfolio is reorganized. It is proposed that WTC, the Portfolio's current adviser, would not manage the corresponding Large Cap Value Series of WT Trust. Instead, Cramer Rosenthal & McGlynn, LLC ("CRM"), a value manager located at 707 Westchester Avenue, White Plains, New York, 10604, would serve as the investment adviser to Large Cap Value Series. CRM and its predecessors have managed equity investments for more than 25 years, and CRM currently has approximately $4,107,000,000 in assets under management.

                  CRM presently serves as the investment adviser for the CRM family of funds. CRM Large Cap Value Fund has a similar investment objective and strategy as Large Cap Value Series and also will be holding a shareholder meeting to consider reorganizing as a feeder of Large Cap Value Series. Under its advisory contract, CRM is entitled to receive from CRM Large Cap Value Fund an annual fee in the amount of 0.75% of the Funds' average daily net assets. CRM waived a portion of its advisory fee during the Fund's fiscal year ended June 30, 1999. As of August 1, 1999, CRM Large Cap had assets of $27,208,424.

                  Ronald H. McGlynn is CRM's principal executive officer, and he owns a controlling interest in CRM. CRM's board members and their principal occupations are as follows:

NAME OF BOARD MEMBER               OCCUPATION
--------------------               ----------
Gerald B. Cramer                   Chairman of CRM
Ronald H. McGlynn                  Chief Executive Officer and President of CRM
Edward J. Rosenthal                Vice Chairman of CRM
Ted T Cecala                       Cheif Executive Officer and Chairmen of the
                                   Board of Wilmington Trust Company

                  A change in the investment adviser also has been proposed for Large Cap Growth Equity Portfolio after the Portfolio is reorganized. It is proposed that WTC, the Portfolio's current adviser, would not manage the corresponding WT Large Cap Growth Series of WT Trust. Instead, Roxbury Capital Management, LLC ("Roxbury"), a growth manager, would serve as the investment adviser to WT Large Cap Growth Series. Roxbury's address is 100 Wilshire Boulevard, Suite 600, Santa Monica, California 90401. Roxbury is engaged in a variety of investment advisory activities, including the management of separate accounts and presently has assets of approximately $_____ under management. Roxbury does not currently advise any other mutual funds. Anthony Hall Brown is Roxbury's principal executive officer, and he owns a controlling interest in Roxbury. Roxbury's board members and their principal occupations are as follows:

NAME OF BOARD MEMBER          OCCUPATION
--------------------          ----------
Anthony Hall Brown            Chairman and Senior Managing Director of Roxbury
Henry Birks Wilson            Vice Chairman and Senior Managing Director of
                              Roxbury
Kevin Patrick Riley           President and Senior Managing Director of Roxbury
David Charles Kahn            Chief Operating Officer and Managing Director of
                              Roxbury
Clare Noreen McTernan         Managing Director and Portfolio Manager of Roxbury
Ted T. Cecala                 Chief Executive Officer and Chairman of the Board
                              of Wilmington Trust Company
George Washington Holme, IV


                  The Master Series investment' advisory contracts with CRM and Roxbury would be the same as the form of New Agreement described above under "Proposal No. 1 - Investment Advisory Agreements." Please refer to that section for information concerning the proposed advisory agreements. The terms and conditions of the proposed agreements between Large Cap Value Series and CRM and between WT Large Cap Growth Series and Roxbury would not be materially different from the existing advisory agreements between WTC and the corresponding RS Portfolios.

                  Each of Large Cap Growth Equity Portfolio and Large Cap Value Equity Portfolio currently pay WTC an annual advisory fee equal to 0.55% of their average daily net assets. The New Agreements provide that each of WT Large Cap Growth Series and Large Cap Value Series shall pay Roxbury and CRM, respectively, annual advisory fees in the amount of 0.55% of the Series' first $1 billion of average daily net assets; 0.50% of the Series' next $1 billion of average daily net assets; and 0.45% of the Series' average daily net assets in excess of $2 billion.

                  At a meeting held on May 13, 1999, the Board of Trustees of WT Trust, including a majority of the Trustees who are not interested persons of WT Trust, CRM or Roxbury, approved the proposed advisory agreements with CRM and Roxbury on behalf of Large Cap Value Series and WT Large Cap Growth Series, respectively. Such approvals were based upon the advisers' past investment performance, the knowledge and experience of the advisers with respect to managing the types of portfolio securities in which the Master Series will invest and the reasonableness of the advisers' fees.

THE BOARD OF TRUSTEES OF THE RODNEY SQUARE STRATEGIC EQUITY FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF LARGE CAP GROWTH EQUITY PORTFOLIO AND LARGE CAP VALUE EQUITY PORTFOLIO VOTE FOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS APPLICABLE TO THEIR FUND.


                                 OTHER BUSINESS

                  The Meetings of the RS Portfolio shareholders are special meetings, and will generally consider only those matters set forth in the Notice of the Meetings. The Boards of Trustees know of no other matters to be brought before the Meetings. However, if other matters properly come before the Meetings, it is the intention of the Boards of Trustees that the proxies that do not contain specific instructions to the contrary will be voted, to the extent permitted by applicable law, on such matters in accordance with the judgment of the persons designated therein as proxies.


                             PRINCIPAL SHAREHOLDERS

                  As of the Record Date, substantial (i.e., 5% or more) record or beneficial ownership of the issued and outstanding shares of each of the RS Portfolios was as follows:

[TO BE INSERTED]

                  As of the Record Date, the Trustees and officers of the RS Funds owned, in the aggregate, less than 1% of each RS Portfolio's outstanding shares.



                             ADDITIONAL INFORMATION

                  The RS Funds' distributer is Provident Distributers, Inc., located at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. The RS Fund's administrator is PFPC Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809.


                              SHAREHOLDER PROPOSALS

                  The RS Funds do not hold annual meetings. Accordingly, no anticipated date of the next shareholder meeting can be provided at this time. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written request or proposal to the secretary of that RS Fund.

                                    EXHIBIT A

                                     FORM OF
                                  AGREEMENT AND
                             PLAN OF REORGANIZATION


                  THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), is made as of September __, 1999, by and between Rodney Square __ Fund, a Massachusetts business trust (the "RS Fund"), on behalf of its series of shares, the [____ Portfolio] (the "RS Portfolio"), WT Investment Trust I, a Delaware business trust ("WT Trust"), on behalf of its series of shares, ____ Series (the "WT Master Series"), and WT Mutual Fund, a Delaware Business Trust ("WT Mutual Fund"), on behalf of its series of shares, Wilmington ____ Portfolio (the "WT Feeder Portfolio").

                  WHEREAS, the RS Fund is a business trust organized under Massachusetts law and a Declaration of Trust dated ____________, 199_; the RS Fund is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); RS Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $___ per share, of which it has allocated an unlimited number of shares to the RS Portfolio; the RS Portfolio is a duly organized and a validly existing series of RS Fund; and

                  WHEREAS, WT Trust is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated January 23, 1997; WT Trust is an open-end, management investment company registered under the 1940 Act; WT Trust has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Master Series; and the WT Master Series is duly organized and a validly existing series of WT Trust;

                  WHEREAS, WT Mutual Fund is a business trust organized under Delaware law and an Agreement and Declaration of Trust dated July 19, 1994; WT Mutual Fund is an open-end, management investment company registered under the 1940 Act; WT Mutual Fund has authorized capital consisting of unlimited shares of beneficial interest, par value $.01 per share, of which it has allocated an unlimited number of shares to the WT Feeder Portfolio; and the WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund; and

                  WHEREAS, WT Trust and WT Mutual Fund together operate in a master/feeder fund arrangement whereby each series of WT Mutual Fund is a feeder fund investing substantially all of its assets in a corresponding series of WT Trust,

                  NOW, THEREFORE, in consideration of the mutual premises and of the covenants and agreements hereinafter set forth, the parties hereto agree at the Effective Time (as defined in Section 10 of this Agreement) to effect (i) the transfer of all the assets of the RS Portfolio to the WT Feeder Portfolio solely in exchange for (a) the assumption by the WT Feeder Portfolio of all or substantially all of the liabilities of the RS Portfolio and (b) shares of equal value of the WT Feeder Portfolio, (ii) the distribution of such shares of WT Feeder Portfolio to the holders of shares of the RS Portfolio in liquidation of the RS Portfolio and (iii) the transfer by the WT Feeder Portfolio of the assets and liabilities referenced in clause (i) above to WT Master Series solely in exchange for shares of beneficial interest of WT Master Series on the terms and conditions hereinafter set forth. For convenience, the shares of WT Feeder Portfolio that are given in exchange for the assets of the RS Portfolio are referred to hereinafter as the "WT Feeder Shares," and the shares of WT Master Series that are given to WT Feeder Portfolios in exchange for assets and liabilities are referred to hereinafter as the WT Master Shares. The parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS AND LIABILITIES BY RS PORTFOLIO.
(a) At the Effective Time, the RS Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the WT Feeder Portfolio, and the WT Feeder Portfolio shall acquire all such assets, and shall assume all such liabilities of the RS Portfolio, in exchange for delivery to the RS Portfolio of a number of WT Feeder Shares (both full and fractional) equivalent in number and value to the RS Portfolio Shares outstanding immediately prior to the Effective Time. The assets and stated liabilities of the RS Portfolio, to be transferred shall be set forth in the Statement of Assets and Liabilities attached hereto as Exhibit A.

(b) The assets of the RS Portfolio to be transferred pursuant to this Section 1 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in the Statement of Assets and Liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the RS Portfolio and other property owned by the RS Portfolio at the Effective Time.

2.  TRANSFER OF ASSETS AND LIABILITIES TO MASTER FUND.
                Immediately upon the transfer of assets pursuant to Section 1 of this Agreement, WT Feeder Portfolio will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all or substantially all of its liabilities to the WT Master Series, and the WT Master Series shall acquire all such assets, and shall assume all such liabilities of the WT Feeder Portfolio, in exchange for delivery to the WT Feeder Portfolio of a number of WT Master Shares (both full and fractional) equivalent in aggregate value to the WT Feeder Shares outstanding immediately prior to such transfer.

(a) The assets of the WT Feeder Portfolio to be transferred pursuant to this
Section 2 shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), as well as any claims or rights of action or rights to register shares under applicable securities laws.
(b) Approval of this Agreement by the shareholders of the RS Portfolio [other than Rodney Square Large Cap Value Equity Portfolio and Rodney Square Large Cap Growth Equity Portfolio] shall be deemed to authorize and direct the Board of Trustees of RS Fund to execute a form of shareholder consent approving the Investment Advisory Agreement between the WT Master Series and [WTC/RSM/CRM/Roxbury] Advisers [, the sub-advisory agreement between WTC and each of Clemente Capital Inc., Invista Capital Management, Inc., and Scudder Kemper Investments, Inc. with respect to Wilmington International Multi-Manager Series] and the selection of the firm of Ernst & Young LLP to serve as the independent auditors for WT Feeder Portfolio and WT Master Series for the fiscal year ending June 30, 2000.

3.  LIQUIDATION OF THE RS PORTFOLIO.
                Promptly after the Effective Time, the RS Portfolio will liquidate, and the WT Feeder Shares (both full and fractional) which were acquired by the RS Portfolio pursuant to Section 1 of this Agreement will be distributed to the shareholders of record of the RS Portfolio as of the Effective Time in exchange for their respective RS Portfolio shares and in complete liquidation of the RS Portfolio. Each shareholder of the RS Portfolio will receive a number of WT Feeder Shares equal in number and value to the RS Portfolio shares held by that shareholder, and each RS Portfolio share and WT Feeder Share will be of equivalent net asset value per share. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the WT Feeder Portfolio in the name of each shareholder of record of the RS Portfolio and representing the respective number of WT Feeder Shares due such shareholder. As soon as practicable after the Effective Time, the RS Fund shall take all steps as shall be necessary and proper to effect a complete termination of the RS Portfolio pursuant to the laws of Massachusetts. After the Effective Time, the RS Portfolio shall not conduct any business except in connection with its liquidation.

4.  REPRESENTATIONS AND WARRANTIES OF WT MASTER SERIES.
                WT Trust represents and warrants to the RS Portfolio and the WT Feeder Portfolio as follows:

(a) ORGANIZATION, EXISTENCE, ETC. WT Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.
(b) REGISTRATION AS INVESTMENT COMPANY. WT Trust has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.
(c) FINANCIAL STATEMENTS. The audited financial statements of WT Trust, dated as of June 30, 1999, which will be delivered to the RS Portfolio and WT Feeder Portfolio at the Effective Time, fairly present the financial position of the WT Trust as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the WT Trust's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.
(d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Master Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable and exempt from registration or qualification under the Securities Act of 1933 and the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.
(e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Trust, on behalf of the WT Master Series, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation

                                                                              4
of the transactions contemplated hereby, have been duly authorized by WT Trust's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The WT Master Series is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
(f) LIABILITIES. There are no liabilities of the WT Master Series, whether or not determined or determinable, other than liabilities previously disclosed to the RS Portfolio and WT Feeder Portfolio, none of which will be materially adverse to the business, assets or results of operations of the WT Master Series. The WT Trust's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.
(g) LITIGATION. Except as previously disclosed to the RS Portfolio and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Trust, threatened which would materially adversely affect the WT Master Series or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.
(h) CONTRACTS. Except for contracts and agreements disclosed to the RS Portfolio and WT Feeder Portfolio, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Master Series identified in
Schedule 4(h), attached hereto, which are to be approved in connection with this Reorganization, the WT Master Series is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Master Series required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the WT Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

5.  REPRESENTATIONS AND WARRANTIES OF WT FEEDER PORTFOLIO.
                WT Mutual Fund represents and warrants to the RS Portfolio and WT Master Series as follows:

(a) ORGANIZATION, EXISTENCE, ETC. WT Mutual Fund is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power to carry on its business as it is now being conducted.
(b) REGISTRATION AS INVESTMENT COMPANY. WT Mutual Fund has filed registration and other forms to be registered under the 1940 Act as an open-end management investment company; as of the Effective Time such registration shall be in effect and shall not have been revoked or rescinded.
(c) FINANCIAL STATEMENTS. The audited financial statements of WT Mutual Fund, dated as of June 30, 1999, which will be delivered to the RS Portfolio and WT Master Series as of the Effective Time, fairly present the financial position of the WT Mutual Fund as of the date thereof and since June 30, 1999, there has not been any material adverse change in the WT Mutual Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.
(d) SHARES TO BE ISSUED UPON REORGANIZATION. The WT Feeder Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization as contemplated herein will be validly issued, fully paid and nonassessable. The WT Feeder Shares that will be distributed to the RS Portfolio shareholders pursuant to Section 3 shall be duly registered under the Securities Act of 1933 and will be duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale.
(e) AUTHORITY RELATIVE TO THIS AGREEMENT. WT Mutual Fund, on behalf of the WT Feeder Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by WT Mutual Fund's Board of Trustees, and no other proceedings by the WT Trust are necessary to authorizeits officers to effectuate this Agreement and the transactions contemplated hereby. The WT Feeder Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
(f) LIABILITIES. There are no liabilities of the WT Feeder Portfolio, whether or not determined or determinable, other than liabilities previously disclosed to the RS Portfolio and WT Master Series, none of which will be materially adverse to the business, assets or results of operations of the WT Feeder Portfolio. WT Mutual Fund's Registration Statement does not contain any untrue statement of a material fact required to be stated therein or make the statements therein not misleading.
(g) LITIGATION. Except as previously disclosed to the RS Portfolio and WT Master Series, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of WT Mutual Fund, threatened which would materially adversely affect the WT Feeder Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.
(h) CONTRACTS. Except for contracts and agreements disclosed to the RS Portfolio and WT Master Series, under which no default exists, and the agreements pertaining to the conduct of the business of the WT Feeder Portfolio identified in Schedule 5(h) attached hereto, which are to be approved in connection with this Reorganization, the WT Feeder Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the WT Feeder Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of WT Mutual Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

6.  REPRESENTATIONS AND WARRANTIES OF THE RS PORTFOLIO.
                The RS Fund represents and warrants to the WT MasterSeries and WT Feeder Portfolio as follows:

(a) ORGANIZATION, EXISTENCE, ETC. The RS Fund is a business trust duly organized, validly existing and in good standing under the laws of Massachusetts and has the power to carry on its business as it is now being conducted.
(b) REGISTRATION AS INVESTMENT COMPANY. RS Fund is registered under the 1940 Act as an open end management investment company; and such registration has not been revoked or rescinded and is in full force and effect.
(c) FINANCIAL STATEMENTS. The audited financial statements of the RS. Fund relating to the RS Portfolio for the fiscal year ended June 30, 1999, as delivered to the WT Master Series and WT Feeder Portfolio, fairly represent the financial position of the RS Portfolio as of the date thereof, and since June 30, 1999, there has not been any material adverse change in the RS Portfolio's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of its business.
(d) MARKETABLE TITLE TO ASSETS. The RS Portfolio will have at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the WT Feeder Portfolio. Upon delivery and payment for such assets, the WT Feeder Portfolio will have good and marketable title thereto without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.
(e) AUTHORITY RELATIVE TO THIS AGREEMENT. RS Fund, on behalf of the RS Portfolio, has the power to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by RS Fund's Board of Trustees, and other than approval by the shareholders of the RS Portfolio who shall be entitled to vote on such actions, no other proceedings by the RS Fund are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The RS Portfolio is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.
(f) LIABILITIES. There are no liabilities of the RS Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in the RS Portfolio's financial statements referenced in Section 6(c) hereof, and liabilities incurred in the ordinary course of business subsequent to June 30, 1999, or otherwise previously disclosed to the WT Master Series and WT Feeder Portfolio, none of which has been materially adverse to the business, assets or results of operations of the RS Portfolio. RS Fund's registration statement, which is on file with the Securities and Exchange Commission, does not contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein not misleading.
(g) LITIGATION. Except as previously disclosed to the WT Master Series and WT Feeder Portfolio, there are no claims, actions, suits or proceedings pending or, to the knowledge of the RS Fund, threatened which would materially adversely affect the RS Portfolio or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.
(h) CONTRACTS. Except for contracts and agreements disclosed to the WT Master Series and WT Feeder Portfolio, under which no default exists, the RS Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.
(i) TAXES. As of the Effective Time, all Federal and other tax returns and reports of the RS Portfolio required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the RS Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE WT MASTER SERIES AND WT FEEDER PORTFOLIO.
(a) All representations and warranties of the RS Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
(b) The WT Master Series and WT Feeder Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the WT Master Series and WT Feeder Portfolio, to the effect that (i) the RS Portfolio is duly organized and validly existing as a series of RS Fund under the laws of the Commonwealth of Massachusetts; (ii) RS Fund is an open-end management investment company registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the RS Fund, on behalf of the RS Portfolio, and this Agreement has been duly executed and delivered by the RS Fund on behalf of the RS Portfolio and is a valid and binding obligation of the RS Fund, on behalf of the RS Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; and (iv) to the best of counsel's knowledge after reasonable inquiry, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the RS Portfolio to enter into this Agreement or carry out its terms that has not been obtained other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Feeder Portfolio or WT Master Series.
(c) The RS Portfolio shall have delivered to the WT Feeder Portfolio at the Effective Time the RS Portfolio's Statement of Assets and Liabilities, prepared in accordance with generally accepted accounting principles consistently applied, together with a certificate of the Treasurer of the RS Portfolio as to the aggregate asset value of the RS Portfolio's portfolio securities.

8.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RS PORTFOLIO.
(a) All representations and warranties of the WT Master Series and WT Feeder Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.
(b) The RS Portfolio shall have received an opinion of qualified counsel, dated as of the Effective Time, addressed to and in form and substance satisfactory to counsel for the RS Portfolio, to the effect that: (i) WT Master Series is duly organized and a validly existing series of WT Trust and WT Feeder Portfolio is duly organized and a validly existing series of WT Mutual Fund under the laws of the State of Delaware; (ii) WT Trust and WT Mutual Fund are each open-end management investment companies registered under the 1940 Act; (iii) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the WT Master Series and WT Feeder Portfolio and this Agreement has been duly executed and delivered by the WT Trust and WT Mutual Fund and is a valid and binding obligation of the WT Master Series and WT Feeder Portfolio, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any Federal or state court or administrative or regulatory agency is required for the WT Master Series or WT Feeder Portfolio to enter into this Agreement or carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the WT Master Series or WT Feeder Portfolio; and (v) the WT Master Shares and WT Feeder Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable.

(c) WT Feeder Portfolio shall have delivered to the RS Portfolio at the Effective Time, a certificate of its Treasurer as to the value of the aggregate assets of the WT Feeder Portfolio, if any.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE RS PORTFOLIO, WT MASTER SERIES AND WT FEEDER PORTFOLIO.

                The obligations of the RS Portfolio, WT Master Series and WT Feeder Portfolio to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:

(a) Such authority from the United States Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary, in the opinion of the parties and their counsel, to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.
(b) The Registration Statements on Form N-1A of WT Trust and WT Mutual Fund shall be effective under the Securities Act of 1933, as amended (the "1933 Act"), and, to the best knowledge of each such fund, such effectiveness shall not be suspended and no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
(c) The RS Portfolio, WT Master Series and WT Feeder Portfolio shall have received on or before the Effective Time an opinion of counsel satisfactory to the RS Portfolio, WT Master Series and WT Feeder Portfolio substantially to the effect that for Federal income tax purposes:
(1) No gain or loss will be recognized to the RS Portfolio upon the transfer of its assets in exchange solely for the WT Feeder Shares and the assumption by the WT Feeder Portfolio of the corresponding RS Portfolio's stated liabilities;
(2) No gain or loss will be recognized to the WT Master Series on its receipt of the WT Feeder Fund's assets in exchange for the WT Master Shares and the assumption by the WT Master Series of the WT Feeder Fund's liabilities;
(3) The basis of the RS Portfolio's assets in the WT Master Series' hands will be the same as the basis of those assets in the RS Portfolio's hands immediately before the conversion;
(4) The WT Master Series' holding period for the assets transferred indirectly by the RS Portfolio will include the holding period of those assets in the RS Portfolio's hands immediately before the conversion;

                                                                              10
(5) No gain or loss will be recognized to the RS Portfolio on the distribution of the WT Feeder Shares to the RS Portfolio's shareholders in exchange for their RS Portfolio shares;
(6) No gain or loss will be recognized to the RS Portfolio's shareholders as a result of the RS Portfolio's distribution of WT Feeder Shares to the RS Portfolio's shareholders in exchange for their shares of the RS Portfolio's stock;
(7) The basis of the WT Feeder Shares received by a RS Portfolio shareholder will be the same as the adjusted basis of that shareholder's RS Portfolio shares surrendered in exchange therefor; and
(8) The holding period of the WT Feeder Shares received by the RS Portfolio's shareholders will include the holding period of the shares of the R Portfolio exchanged therefor, provided that said RS Portfolio shares were held as capital assets on the date of the conversion.
(d) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the RS Portfolio entitled to vote at a special meeting of shareholders.
(e) The Boards of WT Trust and WT Mutual Fund, at meetings duly called for such purpose, shall have authorized the issuance of the WT Master Shares and WT Feeder Shares, respectively, at the Effective Time in accordance with this Agreement.
(f) Shareholders shall have authorized the RS Fund Board of Trustees to vote to approve the Investment Advisory Agreement between the WT Master Series and [WTC/RSMC/CRM/Roxbury] Advisors and the Board of [RS ___ Fund] shall have executed a consent for such purpose.

10.  EFFECTIVE TIME OF THE REORGANIZATION.
                The exchange of the RS Portfolio's assets for WT Feeder Shares and the subsequent exchange of the WT Feeder Portfolio's assets for WT Master Shares shall be effective as of the close of business on __________________, 1999, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

11.  TERMINATION.
                This Agreement and the transactions contemplated hereby may be terminated and abandoned without penalty by resolution of the Board of Trustees of RS Fund, WT Trust or WT Mutual Fund at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable.

12.  AMENDMENT AND WAIVER.
                This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of WT Feeder Shares to be paid to the RS Portfolio's shareholders under this Agreement to the detriment of the RS Portfolio's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

13.  GOVERNING LAW.
                This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

14.  NOTICES.
                Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail, internet or overnight express courier addressed as follows:

                           if to the RS Fund:

                                    c/o Wilmington Trust Company
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Robert J. Christian

                           if to WT Mutual Fund or WT Trust:

                                    c/o Wilmington Trust Company
                                    1100 North Market Street
                                    Wilmington, DE 19890-0001
                                    Attention:  Robert J. Christian

                           with a copy to:

                                    Joseph V. Del Raso, Esq.
                                    Pepper Hamilton LLP
                                    3000 Two Logan Square
                                    Philadelphia, PA  19103

15.  FEES AND EXPENSES.
(a) The RS Portfolio, WT Master Series and WT Feeder Portfolio each represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
(b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement shall be incurred by RS Portfolio, WT Master Series and WT

Feeder Portfolio. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934, as amended; (iii) fees and expenses of preparing and filing such forms as are necessary to comply with applicable state securities laws; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. The WT Feeder Portfolio shall pay its own federal securities law registration fees and any fees required under state securities laws.

16.  HEADINGS, COUNTERPARTS, ASSIGNMENT.
(a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.
(b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
(c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

17.  ENTIRE AGREEMENT.
                           Each of WT Master Series, WT Feeder Portfolio and the
RS Portfolio agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

18.  FURTHER ASSURANCES.
                Each of WT Master Series, WT Feeder Portfolio and the RS Portfolio shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

19.  BINDING NATURE OF AGREEMENT.
                As provided in each fund's charter documents, this Agreement was executed by the undersigned officers of RS Fund, WT Trust and WT Mutual Fund, on behalf of each of the RS Portfolio, WT Master Series and WT Feeder Portfolio, respectively, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of each corporation. Moreover, no series of a business trust shall be liable for the obligations of any other series of that business trust.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


Attest:                                 [Rodney Square Fund, on behalf of
                                        its series, the  ___ Portfolio]




--------------------------          --------------------------------------



Attest:                                 WT Investment Trust I, on behalf of
                                        its series, the WT ___ Series




--------------------------          --------------------------------------



Attest:                                 WT Mutual Fund, on behalf of
                                        its series, the WT ___ Portfolio




--------------------------          --------------------------------------

                                    EXHIBIT B


                          INVESTMENT ADVISORY AGREEMENT
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                              [INVESTMENT ADVISER]

                  AGREEMENT made this day of October, 1999, by and between WT Investment Trust I, a Delaware business trust (hereinafter called the "Fund"), and [ ], a corporation organized under the laws of the state of ________________ (hereinafter called the "Adviser").

                  WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (the "Series"), each corresponding to a distinct portfolio; and

                  WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Series of the Fund, and to have that investment adviser provide or perform for the Series various research, statistical and investment services; and

                  WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Series listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:


1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Series in the manner set forth in Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A. INVESTMENT ADVISORY SERVICES.
(i) The Adviser shall direct the investments of each Series, subject to and in accordance with the Series' investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

(ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Series, securities and other investments consistent with the Series' objectives and policies.

B.  CORPORATE MANAGEMENT SERVICES.
(i) The Adviser shall furnish for the use of the Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.
(ii) The Adviser shall pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.
C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS.
The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.
D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five
(45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and
Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-l(c)(l).
E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.
F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Series and its investment activities.

3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.
A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Series, and for the selection of the markets on or in which the transactions will be executed.

B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.
C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Series' brokerage.
D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Series and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.
E. It is understood that the Adviser may, in its discretion, use brokers who provide a Series with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Series, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Series and its other clients and that the total commissions paid by such Series will be reasonable in relation to the benefits to the Series over the long term.
F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.
G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Series' total brokerage and portfolio transaction activities and the manner in which that business was allocated.
4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Series, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:
A. fees payable for administrative services;
B. fees payable for accounting services;
C. the cost of obtaining quotations for calculating the value of the assets of each Series;
D. interest and taxes;
E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;
F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;
G. legal and audit expenses;
H. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;
I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;
J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;
K. premiums for fidelity bond and other insurance coverage;
L the Fund's association membership dues;
M. expenses of typesetting for printing Prospectuses;
N.expenses of printing and distributing Prospectuses to existing shareholders;
O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

P. service fees payable by each Series to the distributor for providing personal services to the shareholders of each Series and for maintaining shareholder accounts for those shareholders;
Q. distribution fees; and
R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.
6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Series' name in Schedule B attached hereto. The aggregate of such advisory fees for all Series shall be payable monthly as soon as practicable after the last day of each month based on each Series' average daily net assets.

7. ACTIVITIES AND AFFILIATES OF THE ADVISER.
A. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of
Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Series of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Series may have an interest. The Adviser shall have no obligation to recommend for any Series a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Series or otherwise.
C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.
8. LIABILITIES OF THE ADVISER.
A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Series for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.
B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.
9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.
10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.
11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Series in the manner required by the 1940 Act and the rules thereunder.
12. TERMINATION. This Agreement:
A. may at any time be terminated without payment of any penalty by the Fund with respect to any Series (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;
B. shall immediately terminate in the event of its "assignment"; and

C. may be terminated with respect to any Series by the Adviser on sixty (60) days' written notice to the Fund.
13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.
14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.
15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

                  IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.
                                            WT INVESTMENT TRUST I

                                            By:
                                            Name:
                                            Title:

         [INVESTMENT ADVISER]
                                            By:
                                            Name:
                                            Title:

                                   SCHEDULE A
                            DATED OCTOBER _____, 1999
                                       TO
                               ADVISORY AGREEMENT
                            DATED OCTOBER _____, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                              [INVESTMENT ADVISER]


                              ______________ Series
                              _______________Series
                             _______________ Series

                                   SCHEDULE B
                           DATED OCTOBER _____ , 1999
                                       TO
                               ADVISORY AGREEMENT
                           DATED OCTOBER _____ , 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                              [INVESTMENT ADVISER]

                                  FEE SCHEDULE

                                                        ANNUAL FEE AS A % OF
SERIES                                                  AVERAGE DAILY NET ASSETS

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                             THE RODNEY SQUARE FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                            U.S. GOVERNMENT PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of U.S. Government Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of U.S. Government Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio") in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to U.S. Government Portfolio shareholders and the dissolution of U.S. Government Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                             THE RODNEY SQUARE FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                             MONEY MARKET PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Money Market Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Money Market Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio") in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Money Market Portfolio shareholders and the dissolution of Money Market Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]



                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                        THE RODNEY SQUARE TAX-EXEMPT FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                          RODNEY SQUARE TAX-EXEMPT FUND

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Rodney Square Tax-Exempt Fund to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Rodney Square Tax-Exempt Fund's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Rodney Square Tax-Exempt Fund shareholders and the dissolution of Rodney Square Tax-Exempt Fund, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                           INTERMEDIATE BOND PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Intermediate Bond Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Intermediate Bond Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Intermediate Bond Portfolio shareholders and the dissolution of Intermediate Bond Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]



                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                  THE RODNEY SQUARE STRATEGIC FIXED-INCOME FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                            MUNICIPAL BOND PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Municipal Bond Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Municipal Bond Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Municipal Bond Portfolio shareholders and the dissolution of Municipal Bond Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]



                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.

                     THE RODNEY SQUARE STRATEGIC EQUITY FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                        LARGE CAP GROWTH EQUITY PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Large Cap Growth Equity Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Large Cap Growth Equity Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Large Cap Growth Equity Portfolio's shareholders and dissolution of Large Cap Growth Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]


         2. To approve the proposed investment advisory agreement with Roxbury Capital Management, Inc., as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                     THE RODNEY SQUARE STRATEGIC EQUITY FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                        LARGE CAP VALUE EQUITY PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Large Cap Value Equity Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEMS. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Large Cap Value Equity Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Large Cap Value Equity Portfolio shareholders and dissolution of Large Cap Value Equity Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]

         2. To approve the proposed investment advisory agreement with Cramer Rosenthal McGlynn, LLC, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]


                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                     THE RODNEY SQUARE STRATEGIC EQUITY FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                           SMALL CAP EQUITY PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of Small Cap Equity Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of Small Cap Equity Portfolio's assets to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of the WT Portfolio, followed by the distribution of such shares to Small Cap Equity Portfolio shareholders and dissolution of Small Cap Equity Portfolio, as described in the Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]



                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

BY SIGNING AND DATING THE BACK OF THIS BALLOT, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" EACH PROPOSAL, AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS BALLOT AT ONCE IN THE ENCLOSED ENVELOPE.


                     THE RODNEY SQUARE STRATEGIC EQUITY FUND
                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF

                         INTERNATIONAL EQUITY PORTFOLIO

                                OCTOBER 22, 1999

         The undersigned hereby constitutes and appoints [______________ and _____________ or any one of them] true and lawful attorneys, with power of substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the special meeting of shareholders of International Equity Portfolio to be held at the offices of Wilmington Trust Company ("WTC"), 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890-0001 at [10:00 a.m.] local time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy ballot.

         THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED IN THE FOLLOWING ITEM. IF NO CHOICE IS SPECIFIED, THEY WILL BE VOTED TO APPROVE EACH PROPOSAL. PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

         1. To approve an Agreement and Plan of Reorganization providing for the transfer of the assets of International Equity Portfolio to a newly-created portfolio of WT Mutual Fund (a "WT Portfolio"), in exchange for shares of equal value of WT Portfolio, followed by the distribution of such shares to International Equity Portfolio shareholders and dissolution of International Equity Portfolio, as described in Proxy Statement.

                  FOR  [ ]         AGAINST  [ ]               ABSTAIN  [ ]



                  To transact such other business as may properly come before the Meetings.


------------------------------------------------------------------------------
         SIGNATURE                  SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, TRUSTEE, ADMINISTRATOR, OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.